UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2017

UGI Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-11071	23-2668356
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No.Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 337-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 24, 2017, UGI Corporation (the “Company”) held its Annual Meeting of Shareholders. The shareholders (i) elected all eight nominees to the Board of Directors, (ii) adopted a resolution approving the Company’s executive compensation, (iii) recommended holding future advisory votes on executive compensation every year, and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2017.

1.	The table below sets forth (i) the number of votes cast for each director nominee, (ii) the number of votes cast against each director nominee, (iii) the number of broker non-votes for each director nominee, and (iv) the number of abstentions for each director nominee.

DIRECTOR NOMINEES	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
M. Shawn Bort	138,320,745	746,897	193,685	17,474,213
Richard W. Gochnauer	137,807,953	1,252,082	203,092	17,474,213
Frank S. Hermance	136,737,706	2,323,406	202,014	17,474,213
Anne Pol	137,167,860	1,896,819	198,448	17,474,213
Marvin O. Schlanger	136,745,776	2,312,658	204,693	17,474,213
James B. Stallings, Jr.	138,261,645	805,561	195,921	17,474,213
Roger B. Vincent	137,586,634	1,479,172	197,321	17,474,213
John L. Walsh	138,091,177	952,843	219,107	17,474,213

2.	The number of votes cast for and against, the number of abstentions, and the number of broker non-votes for the advisory vote on the resolution to approve the Company’s executive compensation is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
134,516,138	4,149,877	597,112	17,474,213

3.	The number of votes cast for one year, two years, and three years, the number of withheld votes, and the number of broker non-votes for the advisory vote on the frequency with which shareholders will be asked to give an advisory vote on executive compensation is as follows:

	FOR	WITHHELD	BROKER NON-VOTES
1 year	121,851,738	0	17,474,213
2 years	747,779	0	17,474,213
3 years	16,051,453	0	17,474,213
Abstain	612,158	0	17,474,213

4.	The number of votes cast for and against, the number of abstentions, and the number of broker non-votes for the ratification of the appointment of Ernst & Young LLP is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
156,036,073	187,596	513,671	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

January 27, 2017	By:	/s/ Monica M. Gaudiosi

Name: Monica M. Gaudiosi
Title: Vice President, General Counsel, and Secretary